Exhibit 10.5

Certain identified information in this document has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

EQUITY TRANSFER AGREEMENT

THIS EQUITY TRANSFER AGREEMENT (the “Agreement”) is made as of April 16, 2021 between 374Water, Inc., a Delaware corporation, having offices at 3710 Shannon Rd #51877 Durham, NC 27717 (the “LICENSEE”), and Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”).

RECITALS

Pursuant to that certain License Agreement (DUKE File No(s): [***], dated April 16, 2021 (the “License”), between LICENSEE and DUKE, DUKE licensed certain rights to LICENSEE. A copy of the License is attached to this Agreement as Schedule A.

Pursuant to Paragraph 3.7 of the License and in consideration thereof, the LICENSEE agreed to transfer to DUKE a specified portion of the equity interest in LICENSEE at the times and on the basis described in such Paragraph.

The obligation of LICENSEE to issue such equity to DUKE has matured.

NOW, THEREFORE, in consideration of the License and this Agreement, LICENSEE and DUKE agree as follows.

1.                    Issuance of Equity.

(a) In partial consideration of the License and in satisfaction of the requirements of Paragraph 3.7 thereof, LICENSEE shall, upon execution of this Agreement, issue DUKE a duly endorsed certificate for [***] shares or units, as applicable, of common stock of LICENSEE (the “DUKE Equity”). The DUKE Equity is subject to the designations, powers, preferences and rights, and qualifications, limitations and restrictions set forth in LICENSEE’s charter or other applicable instrument relating thereto.

2.                    LICENSEE Representations and Warranties. LICENSEE represents and warrants to DUKE that:

(a)    LICENSEE is a legal entity validly existing in good standing in its state of incorporation or organization and has the power and authority to enter into this Agreement and to issue the DUKE Equity as contemplated hereby;

(b)     this Agreement has been duly authorized, executed, and delivered by LICENSEE and is a valid and binding obligation of LICENSEE, enforceable in accordance with its terms, except as limited by laws relating to creditors’ rights and general principals of equity;

(c)     issuance of the DUKE Equity satisfies all of the requirements of Paragraph 3.7 of the License, including with respect to the amount or percentage of shares or units of LICENSEE equity that LICENSEE is obligated to transfer to DUKE under Paragraph 3.7 of the License;

(d)     upon issuance pursuant to this Agreement, the DUKE Equity will be free of any lien, charge or other encumbrance, and will be validly issued, fully-paid and non-assessable;

(e)     issuance of the DUKE Equity does not and will not violate (i) the charter, bylaws or operating agreement, as applicable, of LICENSEE (ii) any rights of preemption, first offer, first refusal, co-sale, registration, dividends or similar rights (collectively, “Equity Rights”), (iii) any agreement by which LICENSEE, its owners, property or assets are bound, or (iv) any Federal or applicable state securities law, rule or regulation;

(f)     the DUKE Equity constitutes [***]% of the Total Ownership Interests of LICENSEE as of the Effective Date. For the purposes of this provision, “Total Ownership Interests” shall have the same meaning as in Paragraph 3.7 of the License.

3.                    DUKE’s Representations and Warranties. DUKE represents and warrants to LICENSEE that (a) DUKE is a nonprofit educational and research institution organized under the laws of North Carolina; (b) this Agreement is a valid and binding obligation of DUKE, enforceable in accordance with its terms, except as limited by laws relating to creditors’ rights and general principals of equity; (c) DUKE has full power and authority to execute and deliver this Agreement; and (d) DUKE is an “accredited investor”, as that term is defined in Rule 501(a) of Regulation D, as promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

4.                    Additional Rights. LICENSEE agrees DUKE shall be entitled as of the date hereof to all the contractual rights granted by LICENSEE to the holders of the same type and class of equity security issued to DUKE pursuant to Paragraph 1 hereof, including, by way of example and not limitation, Equity Rights, any cash flow priority or preference and any reporting obligations; subject, however, to any threshold limitations applied on an equal basis to all holders of such equity security. Notwithstanding any such threshold limitation, for so long as DUKE holds not less than [***]% of the issued and outstanding equity interest of LICENSEE, LICENSEE shall provide to DUKE the highest level of written financial and other information that LICENSEE provides to holders of equity interest in LICENSEE. DUKE agrees to promptly execute and deliver to LICENSEE the documents relating to such contractual rights and to be bound by the provisions thereof; provided, that DUKE shall have no obligation to become Party to any voting agreement or voting trust. To the extent DUKE fails to timely exercise any of such rights, LICENSEE shall be entitled to interpret such failure as a waiver thereof.

5.                    Limited Transferability. DUKE acknowledges that (a) the DUKE Equity will not be registered under the Securities Act, (b) DUKE is taking the DUKE Equity for its own account and not with a view towards resale or redistribution thereof, and (c) the DUKE Equity may not be sold or transferred unless (i) registered under the Securities Act and registered or qualified under applicable state securities laws, or (ii) pursuant to an applicable exemption from such registration or qualification requirements and LICENSEE receives an opinion of counsel reasonably acceptable to LICENSEE to the effect that no such registration or qualification is required. Accordingly, until the DUKE Equity has been registered under the Securities Act or LICENSEE receives an opinion of counsel to DUKE to the foregoing effect or to the effect that the DUKE Equity can be freely transferred under Rule 144 promulgated under the Securities Act, the certificate or other instrument evidencing the DUKE Equity shall bear the following legend:

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE ISSUER SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE ISSUER (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER).

6.             General.

(a)     Assignment. This Agreement is not assignable by LICENSEE.

(b)    Binding Effect. All of the covenants and provisions of this Agreement shall bind and inure to the benefit of successors and permitted assigns and transferees of LICENSEE and DUKE.

(c)     Notices. Any notice, request, claim or other communication hereunder must be in writing and will be deemed to have been duly given if delivered by hand or if sent by certified mail, postage and certification prepaid, to LICENSEE and DUKE at the addresses for each set forth in the introductory paragraph of this Agreement. Either Party may change such address by giving notice to the other in the manner required by this subsection.

(d)    Entire Agreement; Amendments. This Agreement and the License constitute the entire agreement between LICENSEE and DUKE with respect to the subject matter of this Agreement. LICENSEE and DUKE may only amend this Agreement by a written instrument executed by them both.

(e)     Governing Law. This Agreement will be construed and governed by the laws of the state of incorporation of LICENSEE, without giving effect to principals of conflicts of laws.

(f)       Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be an original, but all of which together shall constitute one and the same instrument.

[Next page is the signature page]

LICENSEE and DUKE have executed this EQUITY TRANSFER Agreement as of the date first written above.

LICENSEE:		DUKE:

By	/s/ Yaacov Nagar	By	/s/ Robin L. Rasor

Name:	Yaacov Nagar		Robin L. Rasor
Title:	CEO		Executive Director, OLV